ALGER CHINA-U.S. GROWTH FUND

Supplement Dated October 1, 2011 to the
Prospectus Dated March 1, 2011
As supplemented to date

The following replaces the first full paragraph on page 139 of the Prospectus:

While the Fund will concentrate its investments in the securities of companies economically tied to either China or the U.S., such companies may be organized under the laws of other countries, such as Canada, European countries, or other Asian countries. The Fund's investment adviser, Fred Alger Management, Inc., directs its attention primarily to identifying and investing in the equity securities of companies that it believes will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese securities markets.

The following replaces the entire section under the heading "Management" on page 142 of the Prospectus:

Investment Manager:

Fred Alger Management, Inc.

Portfolio Managers:

Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer, Portfolio Manager Since Inception (11/3/03)	Deborah Vélez Medenica Senior Vice President Portfolio Manager Since October 2011

The following replaces the entire section under the heading "Manager" on page 149 of the Prospectus:

Fred Alger Management, Inc. 111 Fifth Avenue New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2010) $10.2 billion in mutual fund assets as well as $5.1 billion in other assets. The Manager has managed the Fund since its inception. Pursuant to an investment advisory agreement with the Fund, the Manager is responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. These advisory responsibilities are subject to the supervision of the Board of Trustees.

The Fund pays the Manager a fee at the annual rate of 1.20% of daily net assets. A discussion of the Trustees' basis for approving the investment advisory agreement is available in the Fund's annual report to shareholders.

The following replaces the entire section under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 149 of the Prospectus:

Fund	Portfolio Manager(s)	Since
Alger China-U.S. Growth Fund	Dan C. Chung, CFA Deborah Vélez Medenica	Inception (11/3/03) October 2011

•  Dan C. Chung, CFA, has been employed by the Manager since 1994, and currently serves as Chief Executive Officer, Chief Investment Officer, and portfolio manager.

•  Ms. Vélez Medenica has been employed by the Manager since 2010 and currently serves as Senior Vice President and portfolio manager. Prior to joining the Manager, she worked at American International Group from 1997 to November 2010, most recently as a portfolio manager, managing director, and head of emerging market equities.

The Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

ALGER CHINA-U.S. GROWTH FUND

Supplement dated October 1, 2011 to the
Statement of Additional Information
dated March 1, 2011
As supplemented to date

The following updates the information in the Statement of Additional Information regarding the Fund's investment advisory services and portfolio managers.

(1)  The first paragraph on page 29 of the Statement of Additional Information is deleted in its entirety.

(2)  The last paragraph under the heading "Description of Portfolio Manager Compensation Structure," on page 29 of the Statement of Additional Information is deleted in its entirety.

(3)  The line item regarding other accounts managed by James Chong in the table under "Other Accounts Managed by Portfolio Managers" on page 29 of the Statement of Additional Information is deleted, and replaced by the following:

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Deborah Vélez Medenica*	1	$(10.2)	—	—

* This information is provided as of August 31, 2011. None of the advisory fees for accounts managed by Ms. Vélez Medenica are based on the performance of the account

(4)  The line item regarding Mr. Chong's ownership of Fund shares is deleted from the table under "Securities Owned by Portfolio Managers" on page 30 of the Statement of Additional Information, and is replaced by the following:

PORTFOLIO MANAGER	RANGE

Deborah Vélez Medenica*	A

* This information is provided as of August 31, 2011.

S-CSAI 10111